SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                21-Sep-01

Credit Suisse First Boston Mortgage Securities Corp.
FNT Mortgage-Backed Pass-Through Certificates, FNT Series 2001-3

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)


Delaware                  333-61840                  13-3320910
(State or Other           (Commission                (I.R.S. Employer
Jurisdiction              File Number)               Identification No.)
of Incorporation)


            11 Madison Ave
            New York, New York                           10010
            (Address of Principal                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code                (212) 325-2000


Item 5.     Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp. FNT Series 2001-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated July 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated                     21-Sep-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates.

A.          Monthly Report Information:
            See Exhibit No. 1

B.          Have any deficiencies occurred?   NO.
                          Date:
                          Amount:

C.          Item 1: Legal Proceedings:               NONE

D.          Item 2: Changes in Securities:           NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.          Item 5: Other Information - Form 10-Q, Part II -
            Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 2001-3
Mortgage Pass-Through Certificates, Series 2001-3

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

              Beginning                                Principal     Remaining
Class          Balance       Principal     Interest      Loss         Balance
I-A-1           177563505         197402      998795            0      177366104
II-A-1           75086236        3524319      513596            0       71561917
III-A-1         125123558        3221553      703539            0      121902005
III-A-2           4103011              0           0            0        4126081
III-A-3          14748700              0       82928            0       14748700
I-X*               266099            N/A        1497            0         265834
I-P**                4565              5           0            0           4560
I-B-1             3220805           2515       18117            0        3218290
I-B-2             1380331           1078        7764            0        1379253
I-B-3              736180            575        4141            0         735605
I-B-4              368090            287        2071            0         367802
I-B-5              368090            287        2071            0         367802
I-B-6              368144            287        2071            0         367856
II-B-1            1751918           7755       11983            0        1744163
II-B-2             238898           1057        1634            0         237840
A-R                     0              0           0            0              0
TOTAL:          405062028        6957120     2350206            0      398127979

             Distribution  Pass-Through
Class            Date          Rate
I-A-1         21-Sep-01           6.7500%
II-A-1        25-Sep-01           8.2081%
III-A-1       28-Sep-01           6.7500%
III-A-2       28-Sep-01           6.7500%
III-A-3       28-Sep-01           6.7500%
I-X*          21-Sep-01           6.7500%
I-P**         21-Sep-01               N/A
I-B-1         21-Sep-01           6.7500%
I-B-2         21-Sep-01           6.7500%
I-B-3         21-Sep-01           6.7500%
I-B-4         21-Sep-01           6.7500%
I-B-5         21-Sep-01           6.7500%
I-B-6         21-Sep-01           6.7500%
II-B-1        25-Sep-01           8.2081%
II-B-2        25-Sep-01           8.2081%
A-R           21-Sep-01           6.7500%
TOTAL:

              Beginning
             Current Prin   Principal                  Remaining
Class           Amount     Distribution    Interest     Balance
I-A-1            999.02724        1.11064     5.61953    997.91660
II-A-1           962.93169       45.19707     6.58653    917.73462
III-A-1          972.50571       25.03908     5.46816    947.46664
III-A-2         1005.62264        0.00000     0.00000   1011.27701
III-A-3         1000.00000        0.00000     5.62275   1000.00000
I-X*             999.15092        0.00000     5.62024    998.15559
I-P**            999.06982        0.98490     0.00000    998.08492
I-B-1            999.22583        0.78020     5.62065    998.44562
I-B-2            999.22583        0.78020     5.62065    998.44563
I-B-3            999.22583        0.78021     5.62064    998.44562
I-B-4            999.22582        0.78021     5.62066    998.44561
I-B-5            999.22582        0.78021     5.62066    998.44561
I-B-6            999.22482        0.78020     5.62064    998.44461
II-B-1           995.66240        4.40734     6.81041    991.25506
II-B-2           995.66239        4.40734     6.81041    991.25505
A-R                0.00000        0.00000     0.00000      0.00000


                                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
            Credit Suisse First Boston Mortgage Securities Corp.

                          By: /s/ Mary Fonti
                          Name:          Mary Fonti
                          Title:         Trust Officer
                                         Bank One

            Dated:              30-Sep-01